FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  DJO Finco Inc./DJO Finance 8.125% due 06/15/2021
2.  Date of Purchase:  04/23/2015		3.  Date offering
commenced: 04/23/2015
4.  Underwriter(s) from whom purchased:   CS First Boston Corp.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$5,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering: $1,015,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  _1.5________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang
	Date:5/15/2015___
Print Name:   John Hwang


FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  PBF Logistics LP/Fin 6.875% due 05/15/2023
2.  Date of Purchase:  05/07/2015		3.  Date offering
commenced: 05/07/2015
4.  Underwriter(s) from whom purchased:   Deutsche Bank
Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$2,000,000 firmwide
7.  Aggregate principal amount or total number of shares of
offering:  $350,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  _1.5________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang	____________
	Date: 5/15/2015___
Print Name:   John Hwang

FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  CCO Safari II LLC 4.908% due 07/23/2025
2.  Date of Purchase:  07/09/2015		3.  Date offering
commenced: 07/09/2015
4.  Underwriter(s) from whom purchased:   Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$10,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering: $4,500,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  _0.5_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang	____________
	Date:7/14/2015___
Print Name:   John Hwang


FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  Sunoco LP/ Finance Corp 5.5% due 08/01/2020
2.  Date of Purchase:  07/15/2015		3.  Date offering
commenced: 07/15/2015
4.  Underwriter(s) from whom purchased:   CS First Boston Corp.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$10,000,000 firmwide
7.  Aggregate principal amount or total number of shares of
offering:  $600,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  _1.0_____%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang	____________
	Date: 8/25/2015___
Print Name:   John Hwang


FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  Blue Racer Mid LLC/Fin 6.125% due 11/15/2022
2.  Date of Purchase:  07/15/2015		3.  Date offering
commenced: 07/15/2015
4.  Underwriter(s) from whom purchased:   Wells Fargo
Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$3,045,000 firmwide
7.  Aggregate principal amount or total number of shares of
offering:  $862,750,000
8.  Purchase price per unit or share (net of fees and
expenses):$101.5
9.  Initial public offering price per unit or share:  $101.5
10.  Commission, spread or profit:  _1.625________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ Matthew A. Iannucci	____________
	Date:10/9/2015___
Print Name:   Matthew A. Iannucci


FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  Frontier Communications 11% due 9/15/2025
2.  Date of Purchase:  09/11/2015		3.  Date offering
commenced: 09/11/2015
4.  Underwriter(s) from whom purchased:   JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$5,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering: $3,600,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  _1.75________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang	____________
	Date:10/2/2015___
Print Name:   John Hwang


FORM 10f-3
Rule 144A Securities
FUND: Managed High Yield Plus Fund, Inc.
Name of Adviser or Sub-Adviser:  UBS Global Asset
Management (Americas) Inc.
1.  Issuer:  Frontier Communications 10.5% due 9/15/2022
2.  Date of Purchase:  09/11/2015		3.  Date offering
commenced: 09/11/2015
4.  Underwriter(s) from whom purchased:   JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in
syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares
purchased:$3,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering: $2,000,000,000
8.  Purchase price per unit or share (net of fees and
expenses):$100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  _1.75________%
$____________
11.  Have the following conditions been satisfied?
YES
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_____


X______

X______





X______



_______


_______

_______





_______

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YES

X______

X______
NO

_______

_______
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


X______


_______
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X______


_______
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X______




_______
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X______


_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.
Approved:   /s/ John Hwang	____________
	Date:10/2/2015___
Print Name:   John Hwang






Information Classification: Limited Access